ING Investors Trust

ING Goldman Sachs Commodity Strategy Portfolio

(“Portfolio”)

Supplement dated September 16, 2008

to the Portfolio’s Adviser Class (“ADV Class”) Prospectus,

Institutional Class (“Class I”) Prospectus, Service Class (“Class S”) Prospectus and

Service 2 Class Prospectus

each dated April 28, 2008

Effective immediately, the principal investment strategies of the Portfolio are revised as follows:

The fifth sentence in the fourth paragraph in the section entitled “Description of the Portfolio – ING Goldman Sachs Commodity Strategy Portfolio - Principal Investment Strategies” on page 3 of the ADV Class Prospectus, the Class I Prospectus, the Class S Prospectus and the Service 2 Class Prospectus is hereby deleted and replaced with the following:

The Portfolio may invest up to 35% of its net assets in foreign securities, including countries with emerging securities markets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE